Exhibit 32.3

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Comprehensive Care Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2009 as filed with the Securities and Exchange Commission on May 15, 2009 (the “Report”), Giuseppe Crisafi, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GIUSEPPE CRISAFI
Giuseppe Crisafi
Chief Financial Officer
May 15, 2009

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